Financial Instruments and Risk Management (Market Risk - Terms of Derivative Financial Instruments Used to Hedge Interest Risk) (Details) - Swap Contract From Fixed Ils To Fixed Usd Interest Ils [Member] - USD ($)
$ in Millions
12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Disclosure of detailed information about hedges [Line Items]
Carrying amount (fair value)	$ (5)	$ 23
Stated amount	$ 344	$ 462
Maturity date (in years)	2024-2034	2024-2034
Interest rate range	2.4-4.74%	2.4-4.74%